EXHIBIT 99
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The  undersigned,  Eliron  Yaron,  hereby  certifies  as  follows:

     (a) He is the Chief Executive Officer and the Chief Financial Officer, respectively, of TTTTickets Holding Corp. (the "Company");

(b)     To  the  best  of  his knowledge, the Company's Quarterly Report on Form
10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities
Exchange  Act  of  1934,  as  amended;  and

(c) To the best of his knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.

Dated:  August  14,  2002                /s/  Eliron  Yaron
                                         ---------------------------------

                                         By: ELIRON YARON
                                         President, Chief Executive Officer and
                                               Chief Financial Officer

                                         Date:  August 14, 2002